EXHIBIT 10.6


                                  MINERAL LEASE


         THIS MINERAL LEASE (hereinafter the "Lease") is made and entered into as of this__________ day of_________________, _______________, by and between
________________________________________________________________________________
hereinafter collectively referred to as "Lessor," and MINERAL RECOVERY SYSTEMS, INC., a Nevada corporation, Lessee (hereinafter referred to as "MRS").

                              W I T N E S S E T H :

         WHEREAS, Lessor is the owner of that certain property situated in the County of , State of Tennessee, containing acres, more or less, which property, including all Ore and Minerals (as hereinafter defined) situated therein, thereon and thereunder and all improvements thereon and appurtenances thereto, is hereinafter referred to as the "Premises" and is more fully described as follows:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         WHEREAS, MRS desires to lease the Premises from Lessor, and Lessor desires to lease said Premises to MRS, for the purposes of exploring for, developing and mining Ore and Minerals situated therein, thereon and thereunder;

         NOW, THEREFORE, in consideration of _______________ Dollars ($_____________) in hand paid to Lessor, the receipt and sufficiency of which are hereby acknowledged, and further in consideration of the covenants hereinafter set forth, Lessor and MRS agree as follows:

         1. DEMISE. Lessor does hereby lease and demise the Premises to MRS for the Term and upon the covenants and conditions set forth in this Lease for the purposes of exploring for, developing, mining, processing and selling the Ore and Minerals lying in, under and upon such Premises and for other purposes set forth herein.

         2. DEFINITIONS. The following words and terms wherever used in this Lease are defined as follows:

         "Concentrates" means upgraded intermediate products obtained after Ore is mined and processed.

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         "F.O.B. Mine Value" shall mean the amount received F.O.B. the mine site by MRS from any purchaser in payment for the Ore, Concentrates, or other first salable product mined from the Premises and sold, less government severance, sales or production taxes (other than any based on net income), third party royalties, sales commissions and any other expenses borne by MRS in connection with the sale of such Ore, Concentrates or other first salable products. In the event such Ore, Concentrates or other first salable products are shipped to a mill or other treatment facility owned and/or operated by MRS, the F.O.B. Mine Value as defined herein on which royalties are calculated shall be no less favorable to Lessor than if such Ore, concentrates or other first salable products had been shipped to the nearest competitive custom mill or other treatment facility which would accept said Ore, Concentrates or other first salable products.

         "Minerals" shall mean all minerals and mineral substances of whatsoever nature and character (other than coal, oil and gas) now known to exist or which may be subsequently discovered or subsequently classified as minerals or mineral substances, irrespective of whether at the time of the execution of this Lease any said mineral or substance was considered in connection with the Premises.

         "Ore" shall mean rock, sediments, and other materials containing Minerals mined or extracted by or for MRS which MRS, in its sole discretion, deems valuable for its mineral content.

         "Tailings" shall mean the reject material and residue of Ore and Minerals after processing not incorporated in the processed form of Ore and Minerals.

         "Term" shall mean the initial term of this Lease and any extension and renewal thereof.

         "Waste Material" shall mean material mined or extracted by or for MRS which MRS in its sole discretion, determines not to be valuable for its mineral content.

         3. RIGHTS OF MRS. Lessor grants unto MRS the following exclusive rights and privileges on the Premises:

               (a) The right and privilege during the Term of this Lease to enter upon, take possession of, prospect, explore for, test, drill, dig, develop and mine by any methods now known or hereinafter developed, including strip mining, dredging and other surface mining methods and underground mining methods, and to extract, crush, mill, blend, concentrate, beneficiate, refine, reduce or otherwise process, and sell, or otherwise dispose of, any and all Ore, Minerals, Concentrates and other materials which may be found within or upon the Premises, and the products thereof, in such manner as MRS, in its sole discretion, deems advisable;

               (b) The right to use and affect as much of the Premises, including the surface and subsurface thereof, as may be necessary or incidental to the exercise of the rights herein granted;

               (c) The right of ingress and egress over, upon, under and through the Premises and other lands owned by Lessor adjacent to the Premises as may be necessary or incidental to the exercise of the rights herein granted;

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               (d) The right to stockpile Ore,  Minerals and  Concentrates  from the Premises on other lands owned or controlled by MRS;

               (e) The right to build on the Premises stockpiles of Ore, Minerals and Concentrates and to dispose of or deposit Waste Material and Tailings on the Premises whether produced from the Premises or from other lands being mined by MRS as part of a mine plan which includes the Premises;

               (f) The right to commingle Ore, Minerals, Concentrates, and other materials and products thereof derived from the Premises and products thereof with Ore, Minerals, Concentrates, and other materials and products thereof produced from other lands owned or controlled by MRS; provided, however, that prior to such commingling, MRS shall weigh and sample the Ore, Minerals, Concentrates, and other materials derived from the Premises and the products thereof in accordance with sound mining and metallurgical practice, and shall make such analyses and keep and make available to Lessor such records and data as shall be reasonably necessary to accurately determine the quantity, quality and character of such Ore, Minerals, Concentrates, and other materials derived from the Premises and the products thereof;

               (g) The right to excavate pit slopes on the Premises in connection with mining operations of MRS on adjacent lands;

               (h) The right to construct, assemble, erect, use, maintain, improve, repair, replace, rebuild, remove and relocate in or upon the Premises such buildings, shops, plants, machinery, equipment, mills, structures, facilities, and such other improvements and services, including roads, inclines, drifts, entry ways, pipelines, telephone lines, electric transmission lines, railroads, conveyors, and other transportation facilities (including facilities for the operation, use and maintenance of aircraft) and the right to excavate such shafts, pits, tunnels and ditches and to create such lakes, ponds and settling basins, as may be necessary or incidental to the exploration, development, mining, extraction, removal, processing, sale and disposition of Ore, Minerals, Concentrates, and the products thereof whether produced from the Premises or from other lands being mined by MRS as part of a mine plan which includes the Premises;

               (i) The right to use, subject to applicable laws, rules and regulations, any surface or ground water situated within or upon the Premises in connection with MRS's operations hereunder; provided, however, that MRS shall not take water from Lessor's existing wells, tanks or surface reservoirs without the written consent of Lessor, which consent shall not be unreasonably withheld;

               (j)  The  right,   to  be  exercised  in  connection  with  MRS's
operations hereunder, to cut and use timber situated upon the Premises, subject to the provisions of Paragraph 5 below;

               (k) The right to mine and remove Ore, Minerals, Concentrates, Waste Material and Tailings from the Premises or from other lands upon which MRS may be conducting mining operations as part of a mining plan which includes the Premises over, upon, across, under or through the Premises or other lands adjacent to the Premises owned by Lessor, and to enjoy mining rights, dump rights, drainage rights, haulage rights and ventilation rights, as may be necessary or convenient from time to time in the conduct of MRS's operations on the Premises or on other lands upon which MRS may be conducting mining operations as part of a mining plan which includes the Premises.

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               (l) all other rights and  privileges  which are  incidental to or which may be useful, desirable or convenient to MRS in the exercise of any or all of the rights hereinabove set forth which are not in conflict with applicable state, federal or local laws, ordinances and regulations.

         4. TERM. The Term of this Lease shall commence on the date of this Lease first set forth above and shall, subject to MRS's right to terminate as set forth in Paragraph 14 below, and to Lessor's right to terminate as set forth in Paragraph 15 below, continue for a period of ten (10) years from said date and so long thereafter as MRS is conducting exploration, development, or mining operations on the Premises or upon other lands pursuant to a mining plan which embraces or had embraced the Premises. However, unless the contrary is established, MRS shall not be presumed to have ceased to conduct such operations except where the Premises have not been so used for a period of one (1) year.

         5. DAMAGES. MRS shall pay Lessor reasonable compensation for any damages to fences, existing buildings or other tangible improvements, timber, crops or livestock resulting from MRS's operations on the Premises, but MRS shall not be liable for consequential, special or incidental damages such as, but not limited to, loss of opportunity or loss of future profits. The determination of reasonable compensation for damages shall be mutually agreed upon by the parties hereto; but if the parties are unable to agree, then each shall appoint at its own expense a qualified appraiser to separately appraise the applicable amount of damages. The average of such two (2) appraisals shall be the basis of compensation and shall be binding on both parties. This Lease shall not interfere with the Lessor's right to harvest and sell timber from the Premises as long as such harvesting and sale of timber does not interfere with MRS's development or mining operations on the Premises.

         6. ADVANCE ROYALTY. MRS shall pay Lessor an advance royalty, except as otherwise provided herein and subject to termination under Paragraphs 14 and 15, of

         $_____ per acre upon the execution of this Lease, being the consideration mentioned hereinbefore, and a like amount per acre on or before the first and second anniversaries of this Lease for each acre then held under this Lease;

         $_____   per  acre  on  or  before   the   third,   fourth   and  fifth
                  anniversaries of this Lease for each acre then held under this Lease; and

         $_____ per acre on or before the sixth anniversary of this Lease for each acre then held under this Lease, and a like amount per acre on or before each subsequent anniversary of this Lease for each acre then held under this Lease.

         All advance royalties paid under the terms of this Paragraph 6 shall be a credit against production royalty payments due or thereafter becoming due under Paragraph 7 below.

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

         7. PRODUCTION ROYALTY. In the event that MRS shall sell Ore, Concentrates or other first salable products derived from any part of the Premises, MRS shall pay to Lessor a production royalty equal to _____ percent (_____%) of the F.O.B. Mine Value thereof. Actual payments to Lessor of sums due under this Paragraph 7 shall be made only after and to the extent that accrued production royalties exceed the credit for all advance royalties paid under the terms of Paragraph 6 above. Once actual payments of production royalties to Lessor begin, MRS's obligation to pay advance royalties under Paragraph 6 shall terminate. However, should MRS discontinue mining for any reason and payment of production royalty ceases and such discontinuance has been ongoing for more than six (6) months preceding a Lease anniversary, then payment of advance royalty shall be resumed and continued until the payment of production royalty is resumed. All amounts payable to Lessor as production royalty on account of Ore, Concentrates or other first salable products derived from the Premises and sold during any calendar quarter shall be paid by mailing payment to Lessor on or before the forty-fifth day of the calendar quarter next succeeding the calendar quarter during which MRS receives the F.O.B. Mine Value attributable to the sale of such Ore, Concentrates or other first salable products.

         8. TAILINGS AND WASTE MATERIAL. Lessor agrees that Waste Material may be mined or otherwise extracted from the Premises without obligation upon MRS to replace the same except as may be required by law. Lessor shall have no right, title or interest to such Tailings or Waste Material except that any Ore, concentrates or other first salable products, recovered from such Tailings or Waste Material from a subsequent processing for the recovery of mineral content, shall be subject to the regular production royalty provided herein. MRS shall have no right, title or interest in Waste Material or Tailings or other material on the Premises after termination of this Lease.

         9. BOOKS AND RECORDS; INSPECTION. MRS shall keep books and records necessary to document the quantity and quality of all Ore and Minerals mined from the Premises, and the F.O.B. Mine Value received from the sale of said Ore and Minerals or Concentrates or other products derived therefrom. At reasonable times, Lessor or Lessor's representatives, at their sole risk and liability, shall, for the purpose of inspection, have access to the Premises and to the books and records of MRS necessary to document the royalty accruing to Lessor, it being understood that such inspections by Lessor shall not interfere with MRS's operations and shall be subject to MRS's instructions as to matters relating to health and safety. In the event that Lessor and MRS cannot agree as to what records must be reviewed to permit a determination of the accuracy of the royalty calculation, then MRS's independent public accountants shall review the royalty calculation and verify the accuracy thereof. The results of the review by the independent public accountants shall be binding on both parties. If no written objection to the calculation of royalties shall be made by Lessor to MRS within one year after the payment thereof, the amount of such payment shall be conclusively deemed correct.

         10. PERFORMANCE OBLIGATIONS

               (a) Operations. MRS shall conduct its operations on the Premises in a careful and workmanlike manner and in compliance with all applicable laws, ordinances and regulations of all governmental authorities having jurisdiction over MRS's operations, but without any other restrictions on the methods employed.

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               (b)  Reclamation.  MRS shall perform such  reclamation work as is required by the applicable rules, regulations and laws of the state(s) in which the Premises are located and of the United States or any other governmental authority with jurisdiction over the Premises, and Lessor agrees to grant MRS such continuing access and rights to the Premises as may be necessary for MRS to comply with such rules, regulations and laws; provided, however, MRS shall not be responsible for reclamation of any condition existing on the Premises prior to the date of this Lease, including, but not limited to, surface disturbances, solid wastes, hazardous wastes, water pollution, or eminent public health or safety hazard, and if MRS is required to reclaim such preexisting condition, Lessor shall reimburse MRS for its cost thereof. MRS shall stockpile topsoil removed in the course of its operations on the Premises and shall redistribute that topsoil and recontour the disturbed area to the extent practicable upon the completion of such operations.

               (c) Indemnity. MRS shall indemnify and hold Lessor harmless from and against any claim or legal liability arising out of injury to, or death of, persons or damage to property (other than damage to Lessor's property pursuant to the rights granted in Paragraph 3) where such injury, death or damage is proximately caused by MRS's negligent operations under this Lease, such indemnity to include reasonable attorney's fees and costs incurred by Lessor in defense of any such claim or liability; provided, however, that MRS's obligation under this Subparagraph 10(c) shall be conditional upon Lessor notifying MRS in writing of the existence of any such claim within ten days after Lessor first learns thereof, and no obligation to indemnify and hold harmless shall exist where any injury, death or damage arises out of, or is connected in any way with, the negligent acts or omissions of Lessor.

               (d) Claims and Liens. MRS shall pay and satisfy all claims and liens for materials, supplies and labor used in connection with MRS's operations on the Premises, and shall keep Lessor's interest in the Premises free and clear from any and all liens and encumbrances except any such lien or encumbrance which may result from the actions of parties other than MRS, its agents, employees, and contractors.

         11. NO OBLIGATION TO DEVELOP. Nothing herein shall in any way obligate MRS to undertake any particular amount or kind of exploration work on the Premises nor to undertake any development or mining activity therein, it being understood that the decision to conduct exploration, to open a mine, to abandon exploration, or to suspend or abandon development or mining operations shall be entirely within the discretion of MRS. Furthermore, if MRS shall determine to develop a mine or mines, all decisions as to the nature of operations, the nature of products to be produced and the terms, conditions and prices for which such products shall be sold shall be solely within the discretion of MRS.

         12.   TITLE

         Lessor hereby represents and warrants that the Premises are free and clear of any lien, encumbrance or adverse claim of any kind; that Lessor has the unrestricted right to enter into this Lease and to grant to MRS all of the rights set forth herein; that there are no outstanding contractual arrangements


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or obligations,  including  obligations  relating to rents and royalties,  which could bind or in any way affect MRS's interest under this Lease or any Ore or Minerals or products thereof which may be mined or removed and sold pursuant to this Lease. Lessor warrants and agrees to defend title to (its interest in) the Premises and to the rights granted to MRS hereunder against any and all persons, firms and corporations claiming any right, title or interest in or to the Premises adverse to or in derogation of MRS's leasehold estate hereunder or the rights of MRS herein granted. Should Lessor fail to defend its title, MRS may do so and deduct all costs thereof, including attorney's fees and expenses of removing or settling such claims, from any and all amounts due Lessor hereunder.

         Lessor further represents and warrants that, to the best of its knowledge, there are no pre-existing conditions (as defined in Paragraph 10(b) above), nor any known historic or prehistoric sites or artifacts, on the Premises except as follows:

________________________________________________________________________________
________________________________________________________________________________

         Lessor agrees to make available to MRS all documents, abstracts or other title information regarding the Premises in Lessor's possession for a reasonable period of time. MRS may, at its own expense, further search the title to the Premises and seek to cure any infirmities found to exist (with regard to Lessor's interest) therein.

         Lessor does hereby agree to assume, be responsible for and pay when and as due any and all outstanding monetary obligations created or caused by Lessor which if not satisfied could result in MRS's interest under this Lease being defeated or otherwise affected. MRS shall have no obligation or responsibility in respect of any such outstanding monetary obligations, but in the event Lessor shall fail to make payment when and as due of any of such outstanding monetary obligations, MRS may pay the same and deduct the amount thereof, together with interest thereon at the maximum legal rate permissible in the state where the Premises are located, from any sums accruing to Lessor hereunder.

         The amounts payable to Lessor pursuant to the terms of this Lease are conditioned on the fact that MRS has leased from Lessor hereunder an unencumbered one hundred percent (100%) interest in the Premises and that MRS's rights in the Premises are as herein set forth and are subject to no covenants, conditions, restrictions, or encumbrances other than those created by this Lease. In the event that at any time during the Term of this Lease there is any outstanding right, title or interest in the Premises not created or caused by MRS such that for any reason MRS is not possessed of the entire leasehold estate which this Lease purports to grant, then the amounts payable to Lessor under this Lease shall be reduced by the greater of (a) the proportion which any outstanding interest or encumbrance bears to the full unencumbered interest contracted for by MRS herein or (b) the difference in the value to MRS between the interest which Lessor purports to lease herein and the interest in fact leased.

         If at any time any person, firm or corporation which is not a signatory to this Lease claims to be entitled to payment of any amount due and payable by MRS hereunder, MRS may withhold payment of any such amount until (a) all adverse claims involved have been finally concluded or determined, or (b) MRS has been indemnified adequately with respect to such claims; provided, however, that


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nothing contained herein shall prevent MRS from invoking any remedy available in law or in equity including the bringing of an action in the nature of an interpleader in a court of competent jurisdiction.

         13. OWNERSHIP OF PLANT AND EQUIPMENT. All equipment, plants, buildings, facilities, structures and other improvements of whatsoever kind or nature used by MRS in its operations or constructed or placed by MRS on the Premises shall be and remain the property of MRS during the term of this Lease. In the event of termination of this Lease as to any part of the Premises, MRS shall have the right to enter upon the Premises and remove from the Premises subject to such termination all of MRS's improvements and property of whatsoever kind situated thereon. Such right shall continue for a period of one year from and after the date of such termination and as long thereafter as MRS is diligently removing its said improvements or property. Any such improvements or property not removed or being diligently removed by MRS by the end of said period shall be deemed the property of Lessor, but MRS makes no warranties or representations regarding the condition of such improvements or property. MRS shall remove all buildings and structures that Lessor requests not be left on the Premises.

         14. MRS'S RIGHT OF TERMINATION. MRS may, at any time or from time to time, during the Term of this Lease terminate this Lease in whole or in part by delivering to Lessor or to the office of the recorder of the County(ies) in which the Premises are situated a conveyance in recordable form surrendering and quitclaiming to Lessor all or any portion of the Premises. Upon such delivery, this Lease shall terminate with respect to the Premises described in such conveyance, and MRS shall be relieved of all obligations, liability or responsibility in respect to the Premises surrendered and quitclaimed to Lessor, save those obligations and liabilities incurred prior to surrender. Said conveyance surrendering and quitclaiming the Premises, or a portion thereof, shall be deemed to have been delivered to and received by Lessor or by said County recorder(s) upon the posting thereof in the United States mails when mailed certified or registered, postage prepaid, return receipt requested, or upon receipt when hand-delivered.

         15. LESSOR'S RIGHT OF TERMINATION. Lessor shall be entitled to terminate this Lease upon the failure of MRS to make payment of any amount of money due and payable by MRS to Lessor pursuant to this Lease or upon the failure of MRS to keep or perform any other covenant or obligation on its part set forth herein; provided, however, that prior to terminating this Lease, Lessor shall first give to MRS written notice of MRS's default, specifying the circumstances thereof and the amount of money which Lessor claims is due and payable by MRS or the specific nature of any other claimed default. MRS shall have a period of sixty (60) days from and after receipt of said notice of default in which to cure same, or, in the event that such default cannot be cured within sixty (60) days, MRS shall commence to cure within such time, and shall continue to diligently pursue such cure, failing which Lessor may terminate this Lease by notice to MRS; provided further, however, that in the event MRS shall dispute the existence of a default on the part of MRS, MRS shall not be deemed in default unless and until there has been a final nonappealable judgment entered in writing by a court of competent jurisdiction in favor of Lessor. In the event of such judgment, MRS shall have a period of thirty (30) days after such entry of judgment in which to cure the default so adjudged, or, in the event such default cannot be cured within such thirty (30) day period, MRS shall commence to cure within such time, and shall continue to diligently pursue such cure, failing which Lessor may terminate this Lease by notice to MRS.

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         16.  UNCONTROLLABLE  FORCES. In the event that MRS is unable, wholly or in part, as a result of uncontrollable forces to carry out its obligations under this Lease, such obligations shall be suspended during the continuance of any liability so caused and the Term of this Lease shall be extended for a period equivalent to the period of such inability so caused. Such cause shall be remedied with all reasonable dispatch, provided that in no event will MRS be required against its will to settle any strike or lockout or to adjust any labor dispute or to question the validity of or to refrain from testing the validity of any local, state or federal order, rule, regulation or law. The term "uncontrollable forces," as used herein, shall mean fire, floods, earthquakes, soil shifting, wind storms, other damage from elements, acts of God, inadequacy of available supplies of water, accidents, delays in transportation, acts of war, riots, civil and criminal disturbances, strikes, threats of imminent
strikes,   lockouts,   boycotts  and  other  labor  or  industrial  disputes  or
disturbances, sabotage, shortage or delays in obtaining necessary labor, equipment, materials or insurance in the open market, delays in obtaining the approvals required by the terms hereof or by law, or acts of governmental authority under any local, state or federal laws or regulations, including governmental controls, regulations or judicial orders or decrees, and other matters beyond the reasonable control of MRS, whether or not similar to matters herein specifically enumerated.

         17. TAXES, ASSESSMENTS AND CHARGES.

               (a) Taxes Payable by MRS. Except as provided below, MRS shall pay, before delinquency, all real and personal property taxes, assessments and charges which may be levied or assessed by any governmental agency having jurisdiction, against the leasehold estate, against any improvements placed or made on the Premises by MRS pursuant to the rights granted by this Lease, and against any Ore, Concentrates or other first salable products derived from the Premises by MRS; provided, however, that MRS may contest any such tax, assessment or charge which it believes to be erroneously levied and may postpone any payment of such tax, assessment or charge until such contest is fully decided.

               (b) Taxes Payable by Lessor. Lessor shall pay before delinquency all other real and personal property taxes, assessments and charges levied against or in connection with the Premises, including any improvements or other property of Lessor which MRS may permit to be placed or made on the Premises, and Lessor will not permit the leasehold estate created by this Lease to be forfeited or sold by any governmental agency on account of the non-payment of any such tax, assessment or charge. In the event that Lessor shall not pay any such tax, assessment or charge prior to delinquency, MRS may, but shall have no obligation to, pay such tax, assessment or charge in order to preserve its leasehold estate and may subtract all amounts becoming due to Lessor under the terms of this Lease. In addition to the amounts of any tax, assessment or charge paid by MRS which were properly payable by Lessor, MRS may also deduct from amounts accruing to Lessor under the terms of this Lease an amount equal to the interest on said amounts paid by MRS at the lesser of 18% per annum or the maximum legal rate of interest chargeable to Lessor under the laws of the state in which the Premises are situated, commencing on the date of said payment by MRS and continuing until all such amounts paid by MRS on behalf of Lessor have been recovered by MRS from the next succeeding payment(s) accruing to Lessor under the terms of this Lease.

         18. PLACE OF PAYMENT. All payments herein provided for shall be made by delivering or mailing the same as designated below to Lessor at the address set forth in Paragraph 19 below. All payments sent by MRS to the last known addressee and address designated under the terms of this Paragraph 18 shall constitute proper payment. No change or transfer of ownership of Lessor's interest in the Premises shall affect the person, entity or place to which payment is made by MRS until MRS is provided with the documents required by Paragraph 22 below. The delivery to MRS of a notice of change of ownership of Lessor's interest or a change of address shall not affect the validity of any payments made by MRS prior to, or within ten (10) days after, receipt of such notice.

         19. NOTICES. Any notice to be given to either MRS or Lessor under this Lease shall be in writing and shall be either personally delivered or sent by United States mail, registered or certified, return receipt requested with postage prepaid, and if to Lessor addressed as follows:

         _________________________________
         _________________________________
         _________________________________

and if to MRS addressed as follows:

         Mineral Recovery Systems, Inc.
         1725 Sheridan Avenue, Suite 140
         Cody, WY 82414
         Attn:  William P. Long

with a copy to:

         C. Patrick Costin 230 South Rock Blvd., Suite 21 Reno, NV 89502

and a copy to:

         Clayton J. Parr
         PARR WADDOUPS  BROWN GEE & LOVELESS 185
         South State Street,  Suite 1300
         Salt Lake City, UT 84111

Either party may change its address for notice by so advising the other party in accordance with the terms of this Paragraph 19. Any notice given in accordance with the provisions of this Paragraph 19 shall be deemed given as of the date of personal delivery or, if mailed, upon the date of posting of said notice in the United States mails.

         20. GOVERNING LAW. To the extent legally permissible, this Lease shall be governed by the laws of the State of Tennessee.

         21. WAIVER OF HOMESTEAD, DOWER AND CURTESY. Insofar as such rights may be applicable under the laws of the state in which the Premises lie, whether statutory or otherwise, the Lessor hereby waives and releases any rights of dower, curtesy and homestead in the Premises which may in any way affect or be affected by this Lease.

         22. SALE, ASSIGNMENT AND SUBLEASE. Either party may at any time assign, pledge, mortgage or sublet all or any part of its interest, rights or obligations under this Lease. In the event of a change of ownership of the Premises or any interest therein retained by Lessor hereunder, Lessor shall furnish MRS with a duly certified copy of the recorded instrument of conveyance sufficient to show a complete chain of title from Lessor to the new owner(s).

         23. AREA OF INTEREST. If at any time during the term of this Lease Lessor acquires rights to minerals within any tract or tracts of lands, of which any portion lies within two (2) miles of the external boundaries of the Premises leased herein, Lessor shall forthwith give notice of such acquisition to MRS. If within 60 days after it receives such notice MRS gives notice to Lessor that MRS elects to cause such tract or tracts, or any portion thereof (whether inside or outside of the two mile area of interest), to become subject to this Lease, Lessor shall execute an amendment to this Lease, which shall be prepared and executed as well by MRS, causing such tract or tracts, or the portion or portions thereof selected by MRS, to become subject to the terms of this Lease and be included in the Premises.

         24. EXPENSES ON DEFAULT. In the event of default by Lessor or MRS in the performance of any of the terms or obligations set forth herein, the defaulting party shall be obligated to pay and shall pay all costs and expenses which are incurred by the non-defaulting party, including a reasonable attorney's fee, in enforcing and protecting by suit, or otherwise, the rights of the non-defaulting party under this Lease.

         25. PARAGRAPH HEADINGS. Paragraph headings or titles set forth in this Lease are inserted for convenience only and are not intended to define, limit or describe the scope or intent of the provisions hereof.

         26.  BINDING  EFFECT.  This Lease  shall be binding on and inure to the
benefit  of  the  parties  hereto,   and  their  respective   heirs,   devisees,
beneficiaries, personal representatives, successors and assigns.

         27. ADDITIONAL INSTRUMENTS. Lessor hereby agrees to execute concurrently with the execution of this Lease or at a later date if requested by MRS, an acknowledged Notice and Memorandum of this Lease which may be recorded by MRS in the records of the County(ies) in which the Premises are located. Further, the parties agree to execute and deliver such additional agreements, instruments or documents as may be determined from time to time to be necessary or advisable to carry out the terms or purposes of this Lease.

         28. TIME OF ESSENCE. Time is of the essence of this Lease and each and every term and covenant hereof.

         29. ENTIRE AGREEMENT. This Lease evidences the entire agreement of Lessor and MRS and no oral agreement, promise, statement or representation which is not contained in this Lease shall be of any force or effect. This Lease may not be amended or modified except by a written instrument, duly executed by Lessor and MRS.

         30. AFFIDAVIT AS TO WITHHOLDING TAX. Lessor hereby certifies that Lessor is not a foreign person and therefore not subject to the ten percent (10%) withholding tax under the Foreign Investment in Real Property Act, OR has attached hereto a "Qualifying Statement" from the Secretary of Treasury or his delegate which exempts Lessor from said tax or exempts MRS from withholding provided either party has furnished adequate security. By executing this Lease, Lessor under penalty of perjury declares that the above statement is true, correct and complete to the best of Lessor's knowledge and belief.

         31. ADDITIONAL PROVISIONS

               (   )   None

               (   )   See addendum  attached  hereto,  marked as Exhibit "____"
                       and  incorporated  by reference herein.

         IN WITNESS WHEREOF, this Lease has been executed effective on the day and year first above written.


LESSOR:                                          LESSEE:

                                                 MINERAL RECOVERY SYSTEMS, INC.,
                                                 a Nevada corporation
______________________________________
S.S. No.______________________________           By ____________________________

                                                 Title _________________________
______________________________________
S.S. No.______________________________


______________________________________
S.S. No.______________________________

STATE OF______________________________)
                                      :ss.
COUNTY OF_____________________________)

         Personally  appeared  before  me  ____________________,  with whom I am
personally   acquainted  and  who  acknowledged  that  he  executed  the  within instrument for the purposes therein contained.

         Witness my hand, at office, this________ day of ____________, ________.


                                             ___________________________________
                                             NOTARY PUBLIC, residing in
[SEAL]
                                             ___________________________________

My commission expires:

______________________________




STATE OF______________________________)
                                      :ss.
COUNTY OF_____________________________)

         Personally  appeared  before  me  ____________________,  with whom I am
personally   acquainted  and  who  acknowledged  that  he  executed  the  within instrument for the purposes therein contained.

         Witness my hand, at office, this________ day of ____________, ________.


                                             ___________________________________
                                             NOTARY PUBLIC, residing in
[SEAL]
                                             ___________________________________

My commission expires:

______________________________

STATE OF______________________________)
                                      :ss.
COUNTY OF_____________________________)

         Personally  appeared  before  me  ____________________,  with whom I am
personally   acquainted  and  who  acknowledged  that  he  executed  the  within instrument for the purposes therein contained.

         Witness my hand, at office, this________ day of ____________, ________.


                                             ___________________________________
                                             NOTARY PUBLIC, residing in
[SEAL]
                                             ___________________________________

My commission expires:

______________________________




STATE OF______________________________)
                                      :ss.
COUNTY OF_____________________________)


         Before me, a Notary Public in and for said State and County, duly commissioned and qualified, personally appeared , with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the of MINERAL RECOVERY SYSTEMS, INC., the within named bargainor, a corporation, and that he executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as .

         Witness my hand, at office, this________ day of ____________, ________.


                                             ___________________________________
                                             NOTARY PUBLIC, residing in
[SEAL]
                                             ___________________________________

My commission expires:

______________________________